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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Post-Effective Amendment No.2 to the Registration Statement on Form S-3 of our report dated September 11, 2012 relating to the financial statements of Chatom Processing and Fractionation Plant, which appears in Exhibit 99.2 of American Midstream Partners, LP's Current Report on Form 8-K/A dated December 19, 2012. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Denver, Colorado
November 22, 2013

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM